UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2013

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
1-16163	WGL Holdings, Inc.	Virginia	52-2210912
101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000

0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

5.02(d):

On March 7, 2013, the boards of directors of WGL Holdings, Inc. (WGL Holdings) and its wholly-owned subsidiary, Washington Gas Light Company (Washington Gas), elected Ms. Linda Gooden to serve on the companies’ respective boards as a director beginning on April 1, 2013 until the next succeeding annual meeting of shareholders, or until her successor may be duly qualified and elected. WGL Holdings and Washington Gas are referred to collectively below in this Current Report as the “Companies.”

The Companies have not entered into any transactions with Ms. Gooden identified in Item 404(a) of Regulation S-K and she will not be employed by the Companies. Further, Ms. Gooden was not elected pursuant to an arrangement or understanding between her and any other person. Also, Ms. Gooden has not yet been named to any board committees of the Companies.

Ms. Gooden will receive compensation for her service as a director (e.g., attending meetings and educational seminars) in accordance with the director compensation program of the Companies which includes the WGL Holdings Directors’ Stock Compensation Plan (the “Plan”). Pursuant to the Plan, each director annually receives an amount of WGL Holdings common stock equal to $85,000 in value. Under the Plan, on April 1, 2013, Ms. Gooden will receive an award of WGL Holdings common stock equal to $63,750 in value as part of her compensation as a director for calendar year 2013. The amount of stock awarded will be determined using the closing price of WGL Holdings common stock on April 1, 2013.

A detailed description of the Companies’ director compensation program can be found in the WGL Holdings, Inc. proxy statement filed on Schedule 14A with the Securities and Exchange Commission on January 24, 2013.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Board of Directors of WGL Holdings amended the Bylaws of WGL Holdings at a meeting of the Board of Directors held on March 7, 2013. The amendments, among other things, clarify and/or revise provisions related to: the process by which shareholders may nominate directors or propose matters to be brought before shareholder meetings; the content and manner of notice for shareholder meetings and the conduct of such meetings (including adjournments); and the process and requirements for amending the Bylaws. The amendments also make a number of other clarifying and conforming changes to various provisions of the Bylaws. The amendments will be effective April 1, 2013.

The Board of Directors of Washington Gas amended the Bylaws of Washington Gas at a meeting of the Board of Directors held on March 7, 2013. The amendments increase the size of the Washington Gas Board of Directors from eight to nine persons. The amendments also, among other things, clarify and/or revise provisions related to: the process by which shareholders may nominate directors or propose matters to be brought before shareholder meetings; director vacancies; the content and manner of notice for shareholder meetings and the conduct of such meetings (including adjournments); and the process and requirements for amending the Bylaws. The amendments also make a number of other clarifying and conforming changes to various provisions of the Bylaws. The amendments will be effective April 1, 2013.

The foregoing descriptions are qualified in their entirety by reference to the full text of the Bylaws of WGL Holdings and Washington Gas, each as amended, copies of which are attached to this report as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meetings of Shareholders of WGL Holdings, Inc. and Washington Gas Light Company were held on March 7, 2013.

WGL Holdings, Inc.

At the WGL Holdings, Inc. 2013 Annual Meeting held on March 7, 2013, of the 51,666,837 shares outstanding and entitled to vote, 43,462,261 were represented, constituting an 84.12% quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	All of the board’s nominees for director were elected to the Board of Directors of WGL Holdings, Inc. to serve until the company’s 2014 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Withheld	Abstain	Broker Non-Votes

Michael Barnes	31,690,207	0	1,176,813	0	10,595,241
George P. Clancy, Jr.	31,722,413	0	1,144,607	0	10,595,241
James W. Dyke, Jr.	32,650,578	0	216,442	0	10,595,241
Melvyn J. Estrin	31,680,894	0	1,186,126	0	10,595,241
Nancy C. Floyd	32,696,959	0	170,061	0	10,595,241
James F. Lafond	32,669,109	0	197,911	0	10,595,241
Debra L. Lee	31,700,545	0	1,166,475	0	10,595,241
Terry D. McCallister	31,294,959	0	1,572,061	0	10,595,241

Item No. 2:	The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes

31,080,816	1,186,371	599,833	10,595,241

Item No. 3:	The appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for fiscal 2013 was ratified by the shareowners, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes

41,817,993	1,414,739	229,529	0

Washington Gas Light Company

At the Washington Gas Light Company 2013 Annual Meeting held on March 7, 2013, of the 46,760,136 shares outstanding and entitled to vote, 46,479,536 were represented, constituting a 99% quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:	All of the board’s nominees for director were elected to the Board of Directors of Washington Gas Light Company to serve until the company’s 2014 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Withheld	Abstain	Broker Non-Votes

Michael Barnes	46,479,536	0	0	0	0
George P. Clancy, Jr.	46,479,536	0	0	0	0
James W. Dyke, Jr.	46,479,536	0	0	0	0
Melvyn J. Estrin	46,479,536	0	0	0	0
Nancy C. Floyd	46,479,536	0	0	0	0
James F. Lafond	46,479,536	0	0	0	0
Debra L. Lee	46,479,536	0	0	0	0
Terry D. McCallister	46,479,536	0	0	0	0

Item No. 2:	The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

46,479,536	0	0	0

Item No. 3:	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2013 was ratified by the shareowners, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

46,479,536	0	0	0

Item 8.01 Other Events.

On March 8, 2013, WGL Holdings and Washington Gas issued a press release related to the election of Ms. Linda Gooden to the boards of directors of the companies. The full text of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.1	Bylaws of WGL Holdings, Inc., effective April 1, 2013

3.2	Bylaws of Washington Gas Light Company, effective April 1, 2013

99.1	Press Release dated March 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.
and
Washington Gas Light Company
(Registrants)

Date: March 13, 2013	/s/ William R. Ford
William R. Ford
Controller
(Principal Accounting Officer)